UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2004
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                        FOAMEX L.P. 401 (k) SAVINGS PLAN
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               (Exact name of registrant as specified in charter)


                                    33-94154
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                                   (Commission
                                  File Number)

1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
(Address of principal executive offices)                       (Zip Code)
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Registrant's telephone number, including area code:  (610) 859-3000
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                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Audit Committee of the Board of Directors of Foamex International Inc., upon completion of a formal proposal process among several firms, dismissed Deloitte & Touche LLP ("D&T") as independent public accountants for the Foamex
L. P. 401 (k) Savings Plan (the "Plan") effective as of March 26, 2004 and selected the accounting firm of KPMG LLP ("KPMG") as the Plan's new independent public accountants. KPMG will complete the annual audit of the Plan for the fiscal year ended December 31, 2003.

     The reports of D&T on the financial statements of the Plan for the past two years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Plan's financial statements for each of the two fiscal years ended December 31, 2002 and December 31, 2001 and in the subsequent period from January 1, 2003 through and including March 26, 2004, there were no disagreements between the Plan and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports on the financial statements of the Plan for such years.

     During the two fiscal years ended December 31, 2002 and December 31, 2001 and the subsequent period from January 1, 2003 to March 26, 2004, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K with respect to the Plan.

     The Plan has not consulted with KPMG during the last two fiscal years ended December 31, 2002 and December 31, 2001 or during the subsequent period from January 1, 2003 through and including March 26, 2004, on either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements.

     The Plan has requested D&T to furnish a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements made above by the Plan. The Plan has not received this letter as of the date of this filing and will promptly file such letter as soon as it is received.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2004



                               FOAMEX L.P.  401 (k) SAVINGS PLAN


                               By:  /s/Gregory J. Christian
                                    ---------------------------------------
                                    Name:  Gregory J. Christian
                                    Title: Executive Vice President,
                                           General Counsel and Secretary